CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, F. Kenneth Bateman, President of New Covenant Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 26, 2004                  /s/ F. Kenneth Bateman
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                                            F. Kenneth Bateman,
                                            President (principal
                                            executive officer)


I, Andrew McNally, Treasurer of New Covenant Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 26, 2004                  /s/ Andrew McNally
      -----------------------               ------------------------------------
                                            Andrew McNally, Treasurer
                                            (principal financial officer)